Exhibit 10.3

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXCERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON SHARE PURCHASE WARRANT

PROPHASE LABS, INC.

Warrant Shares: 4,375,000

Issuance Date: July 22, 2025 (“Issuance Date”)

This COMMON SHARE PURCHASE WARRANT (this “Warrant”) certifies that, for value received in connection with the issuance of the senior secured convertible promissory note of even date in the principal amount of $3,125,000 (the “Note”) by ProPhase Labs, Inc., a corporation organized under the laws of the state of Delaware (the “Company”), REDACTED (including any permitted and registered assigns, each a “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from the Company up to 4,375,000 shares of common stock, $0.0005 par value, (the “Common Shares”; and such Common Shares issuable upon exercise of this Warrant, the “Warrant Shares”) (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share then in effect. This Warrant is issued by the Company in connection with that certain Securities Purchase Agreement, dated as of the Issuance Date, by and between the Company and the original Holder of this Warrant (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 12 below. For purposes of this Warrant, the term “Exercise Price” shall mean $0.50, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 6:00 p.m. eastern standard time on the five-year anniversary thereof.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the third Trading Day (the “Warrant Share Delivery Date”) following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue the number of Warrant Shares to which the Holder is entitled pursuant to such exercise (such number referred to hereinafter as the “Exercised Amount” and such shares to be issued referred to hereinafter as the “Exercised Warrant Shares”), registered in the Company’s share register in the name of the Holder or its designee. At the option of the Holder, such Exercised Warrant Shares shall be issued either (i) in DRS book entry form, (ii) directly into a brokerage account by DWAC transfer (if eligible), or (iii) on one or more certificates dispatched by overnight courier to the address as specified in the Exercise Notice. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the Exercised Amount, then the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the Exercised Amount.

If at any time after the 6 month anniversary of the Issuance Date, the Market Price of one Common Share is greater than the Exercise Price and the Warrant Shares are not registered under an effective non-stale registration statement of the Company, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)

A

Where	X =	the number of Warrant Shares to be issued to Holder.

	Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

	A =	the Market Price (at the date of such calculation).

	B =	Exercise Price (as adjusted to the date of such calculation).

If the Company fails to cause its transfer agent to transmit to the Holder the respective Warrant Shares by the respective Warrant Share Delivery Date (each, a “Delivery Failure”), then the Holder will have the right to rescind such exercise in Holder’s sole discretion, and such failure shall be deemed an event of default under the Note to the extent the Note remains outstanding and any portion thereof unpaid, and this Warrant. In addition, and without in any way limiting the Holder’s right to pursue other remedies, including but not limited to, actual damages and/or equitable relief, or the foregoing remedies, the parties agree that if the Company causes the Exercised Warrant Shares to not be delivered by the second (2nd) Trading Day following the Warrant Share Delivery Date, Company shall pay to the Holder the greater of (i) for each day after the Share Delivery Date and during such Delivery Failure an amount equal to the greater of (x) $1,000 per day in cash, for each day beyond the Warrant Share Delivery Date that Company fails to deliver such Exercised Warrant Shares, or (y) 2% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled (the “Undelivered Shares”), multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date (the “Undelivered Shares Value”), or (ii) the excess of the product of (A) the Undelivered Shares, multiplied by (B) the Undelivered Shares Value, over the aggregate value of the Common Stock actually delivered to the Holder based on the lowest trading price of the Common Stock during the five (5) trading days following the date that such Common Shares are actually issued to the Holder. Such amount shall either be paid in cash to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to Company by the first day of the month following the month in which it has accrued), as follows: (1) in the event that the Note remains outstanding and any portion thereof unpaid, such amount shall be added to the principal amount of the Note, in which event interest shall accrue thereon in accordance with the terms of the Note and such additional principal amount shall be convertible into Common Shares in accordance with the terms of the Note; (2) in the event that the Note is no longer outstanding and no portion thereof remains unpaid, such amount shall be payable in Common Shares based on the number of shares that would have been due under (1) above, had the Note been outstanding, and pursuant to a conversion of such amount added to the principal amount of the Note. Company agrees that the right to exercise is a valuable right to the Holder, and as such, Company will not take any actions to hamper, delay or prevent any Holder exercise of this Warrant. The damages resulting from a failure, attempt to frustrate, interference with such exercise right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this section are justified.

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(b) No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

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For purposes of this paragraph, in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of Common Shares outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall initially be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase this Beneficial Ownership Limitation, provided, however, that in no event shall the Beneficial Ownership Limitation exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise.. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this Section shall continue to apply unless and until modified as set forth herein and shall apply to any successor holder of this Warrant. Notwithstanding the foregoing, in the event the Holder elects to increase the Beneficial Ownership Limitation above 4.99%, the Holder covenants and agrees that, without the prior written consent of the Company, it shall not, directly or indirectly, act in concert with, form a “group” (as defined in Section 13(d)(3) of the Exchange Act), or otherwise coordinate or collaborate with any other person or entity that is a filer or required to be a filer under Schedule 13D with respect to the Common Stock of the Company, in any manner that is intended to or would reasonably be expected to oppose, challenge, or act in a manner adverse to the Company’s management or Board of Directors. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including without limitation any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one Common Share, and (ii) the denominator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such record date; and

(ii) the number of Warrant Shares shall be increased to a number of shares equal to the number of Common Shares obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of Common Shares of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

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(b) Proportional Adjustments of Outstanding Common Shares and Common Share Dividends. If the Company shall at any time or from time to time after the date hereof, issue additional Common Shares to all of its current shareholders on a pro rata basis or pay a share dividend in Common Shares, then the Exercise Price and the number of Warrant Shares shall be proportionately adjusted. Any adjustments under this Section 2(b) shall be effective at the close of business on the date the share split becomes effective or the date of payment of the share dividend, as applicable. For the avoidance of doubt, this adjustment shall not apply when shares of outstanding Common Share are merged proportionally across all shareholders to form a smaller number of outstanding shares.

3. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their Common Shares for other securities, cash or property and the holders of at least 50% of the Common Shares accept such offer, or (iv) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of Common Shares) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of Common Shares of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

4. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of formation, certificate of incorporation, operating agreement, or bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Shares upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

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5. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. REISSUANCE.

(a) Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7. TRANSFER.

(a) Notice of Transfer. The Holder agrees that, if practicable, but without any obligation to do so, it will give written notice to the Company of its intent to transfer this Warrant or any Warrant Shares, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel. If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b) If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

(c) Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Section 5.6 of the Purchase Agreement.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Shares, (B) with respect to any grants, issuances or sales of any shares or other securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares or other property, pro rata to the holders of Common Shares or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

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9. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10. GOVERNING LAW & AGREEMENT TO CONFIDENTIAL ARBITRATION. This Warrant shall be governed and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law. Any dispute or controversy between the Parties relating to or arising out of this Warrant or any amendment or modification hereof shall be determined by confidential arbitration in Wilmington, Delaware administered by the American Arbitration Association under its Commercial Arbitration Rules, other than claims for injunctive relief which shall be adjudicated only by the state and/or federal courts residing in Wilmington, Delaware. In any such arbitration, the Parties shall be permitted to engage in any type of discovery permitted by the Federal Rules of Civil Procedure, including, without limitation, the taking of depositions and the service of document requests, non-party subpoenas and interrogatories. The arbitration award shall be final and binding upon the Parties and judgment may be entered thereon by any court of competent jurisdiction. The service of any notice, process, motion or other document in connection with any arbitration under this Warrant or the enforcement of any arbitration award hereunder may be effectuated either by personal service upon a Party or by certified mail duly addressed to him or it or to his or its executors, administrators, personal representatives, next of kin, successors or assigns, at the last known address or addresses of such Party or Parties. Notwithstanding the foregoing, the request by any Party for specific performance and temporary, preliminary or permanent injunctive relief, whether prohibitive or mandatory, shall not be subject to arbitration and shall be adjudicated only by the state and/or federal courts residing in Wilmington, Delaware. Each Party irrevocably submits to the exclusive jurisdiction of such courts for such purposes, and waives and agrees not to assert in any such proceeding a claim that he or it is not personally subject to the courts referred to above, that the suit or action was brought in an inconvenient forum or that the venue of the suit or action is improper. Pursuant to Delaware Code Section 2708(a), the Parties agree that they are subject to the exclusive jurisdiction of the courts of, or arbitration in, Wilmington, Delaware, and may be served with legal process within the State of Delaware or in any other manner provided by law. In the event any Party institutes any legal proceeding (including arbitration) to enforce the provisions of this Warrant, the court or arbitrator, as applicable, shall require the breaching Party (if any), as finally determined by a court of competent jurisdiction or arbitrator, as applicable, to pay the non-breaching Party’s costs and expenses (including such nonbreaching Party’s reasonable attorneys’ fees and expenses) associated with enforcing this Warrant and collecting any judgment related thereto.

The Holder and the Company acknowledge and agree that the rights of Holder under this Warrant are of a specialized and unique character and that immediate and irreparable damage will result to Holder if the Company fails or refuses to perform his or its obligations under this Warrant or otherwise breaches this Warrant and, notwithstanding an election by Holder to seek a remedy at law, Holder may, in addition to the remedies at law described above, seek equitable relief, including without limitation temporary restraining orders, temporary and permanent injunctions, and specific performance, and such equitable relief may be sought without the necessity of posting a bond or other security. No claimed breach of contract or violation of law by Holder or any of its affiliates shall operate to extinguish the Company’s obligations under Section 10 hereof.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

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12. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Nasdaq” means The Nasdaq Stock Market (www.Nasdaq.com).

(b) “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Nasdaq, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Nasdaq, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Nasdaq, or (iii) if no last trade price is reported for such security by Nasdaq, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets or any other similar domestic or foreign exchange. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during the applicable calculation period.

(c) “Common Share” means the Common Shares of the Company and any other class of securities into which such securities may hereafter be reclassified or changed.

(d) “Common Share Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

(e) “Principal Market” means the primary national securities exchange or over the counter market on which the Common Shares are then traded.

(f) “Market Price” means the highest traded price of the Common Shares during the thirty (30) Trading Days prior to the date of the respective Exercise Notice.

(g) “Trading Day” means (i) any day on which the Common Shares are listed or quoted and traded on its Principal Market, (ii) if the Common Shares are not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

PROPHASE LABS, INC.

By:
Name:	Ted Karkus
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Share Purchase Warrant)

The Undersigned holder hereby exercises the right to purchase _________________ of the Common Shares (“Warrant Shares”) of PROPHASE LABS, INC., a Delaware corporation (the “Company”), evidenced by the attached copy of the Common Share Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	a cash exercise with respect to _________________ Warrant Shares; or
☐	by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder __________________ Warrant Shares in accordance with the terms of the Warrant.

Date: __________________

(Print Name of Registered Holder)

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

For Value Received, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase _______________ Common Shares of PROPHASE LABS, INC., to which the within Common Share Purchase Warrant relates and appoints ____________________, as attorney-in-fact, to transfer said right on the books of ProPhase Labs, Inc. with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: __________________

(Signature) *

(Name)

(Address)

(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Share Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXCERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON SHARE PURCHASE WARRANT

PROPHASE LABS, INC.

Warrant Shares: 875,000

Issuance Date: July 22, 2025 (“Issuance Date”)

This COMMON SHARE PURCHASE WARRANT (this “Warrant”) certifies that, for value received in connection with the issuance of the senior secured convertible promissory note of even date in the principal amount of $625,000 (the “Note”) by ProPhase Labs, Inc., a corporation organized under the laws of the state of Delaware (the “Company”), REDACTED (including any permitted and registered assigns, each a “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from the Company up to 875,000 shares of common stock, $0.0005 par value, (the “Common Shares”; and such Common Shares issuable upon exercise of this Warrant, the “Warrant Shares”) (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share then in effect. This Warrant is issued by the Company in connection with that certain Securities Purchase Agreement, dated as of the Issuance Date, by and between the Company and the original Holder of this Warrant (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 12 below. For purposes of this Warrant, the term “Exercise Price” shall mean $0.50, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 6:00 p.m. eastern standard time on the five-year anniversary thereof.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the third Trading Day (the “Warrant Share Delivery Date”) following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue the number of Warrant Shares to which the Holder is entitled pursuant to such exercise (such number referred to hereinafter as the “Exercised Amount” and such shares to be issued referred to hereinafter as the “Exercised Warrant Shares”), registered in the Company’s share register in the name of the Holder or its designee. At the option of the Holder, such Exercised Warrant Shares shall be issued either (i) in DRS book entry form, (ii) directly into a brokerage account by DWAC transfer (if eligible), or (iii) on one or more certificates dispatched by overnight courier to the address as specified in the Exercise Notice. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the Exercised Amount, then the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the Exercised Amount.

If at any time after the 6 month anniversary of the Issuance Date, the Market Price of one Common Share is greater than the Exercise Price and the Warrant Shares are not registered under an effective non-stale registration statement of the Company, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)

A

Where	X =	the number of Warrant Shares to be issued to Holder.

	Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

	A =	the Market Price (at the date of such calculation).

	B =	Exercise Price (as adjusted to the date of such calculation).

If the Company fails to cause its transfer agent to transmit to the Holder the respective Warrant Shares by the respective Warrant Share Delivery Date (each, a “Delivery Failure”), then the Holder will have the right to rescind such exercise in Holder’s sole discretion, and such failure shall be deemed an event of default under the Note to the extent the Note remains outstanding and any portion thereof unpaid, and this Warrant. In addition, and without in any way limiting the Holder’s right to pursue other remedies, including but not limited to, actual damages and/or equitable relief, or the foregoing remedies, the parties agree that if the Company causes the Exercised Warrant Shares to not be delivered by the second (2nd) Trading Day following the Warrant Share Delivery Date, Company shall pay to the Holder the greater of (i) for each day after the Share Delivery Date and during such Delivery Failure an amount equal to the greater of (x) $1,000 per day in cash, for each day beyond the Warrant Share Delivery Date that Company fails to deliver such Exercised Warrant Shares, or (y) 2% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled (the “Undelivered Shares”), multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date (the “Undelivered Shares Value”), or (ii) the excess of the product of (A) the Undelivered Shares, multiplied by (B) the Undelivered Shares Value, over the aggregate value of the Common Stock actually delivered to the Holder based on the lowest trading price of the Common Stock during the five (5) trading days following the date that such Common Shares are actually issued to the Holder. Such amount shall either be paid in cash to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to Company by the first day of the month following the month in which it has accrued), as follows: (1) in the event that the Note remains outstanding and any portion thereof unpaid, such amount shall be added to the principal amount of the Note, in which event interest shall accrue thereon in accordance with the terms of the Note and such additional principal amount shall be convertible into Common Shares in accordance with the terms of the Note; (2) in the event that the Note is no longer outstanding and no portion thereof remains unpaid, such amount shall be payable in Common Shares based on the number of shares that would have been due under (1) above, had the Note been outstanding, and pursuant to a conversion of such amount added to the principal amount of the Note. Company agrees that the right to exercise is a valuable right to the Holder, and as such, Company will not take any actions to hamper, delay or prevent any Holder exercise of this Warrant. The damages resulting from a failure, attempt to frustrate, interference with such exercise right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this section are justified.

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(b) No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

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For purposes of this paragraph, in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of Common Shares outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall initially be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase this Beneficial Ownership Limitation, provided, however, that in no event shall the Beneficial Ownership Limitation exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise.. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this Section shall continue to apply unless and until modified as set forth herein and shall apply to any successor holder of this Warrant. Notwithstanding the foregoing, in the event the Holder elects to increase the Beneficial Ownership Limitation above 4.99%, the Holder covenants and agrees that, without the prior written consent of the Company, it shall not, directly or indirectly, act in concert with, form a “group” (as defined in Section 13(d)(3) of the Exchange Act), or otherwise coordinate or collaborate with any other person or entity that is a filer or required to be a filer under Schedule 13D with respect to the Common Stock of the Company, in any manner that is intended to or would reasonably be expected to oppose, challenge, or act in a manner adverse to the Company’s management or Board of Directors. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including without limitation any distribution of cash, shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one Common Share, and (ii) the denominator of which shall be the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such record date; and

(ii) the number of Warrant Shares shall be increased to a number of shares equal to the number of Common Shares obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Shares entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of Common Shares of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

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(b) Proportional Adjustments of Outstanding Common Shares and Common Share Dividends. If the Company shall at any time or from time to time after the date hereof, issue additional Common Shares to all of its current shareholders on a pro rata basis or pay a share dividend in Common Shares, then the Exercise Price and the number of Warrant Shares shall be proportionately adjusted. Any adjustments under this Section 2(b) shall be effective at the close of business on the date the share split becomes effective or the date of payment of the share dividend, as applicable. For the avoidance of doubt, this adjustment shall not apply when shares of outstanding Common Share are merged proportionally across all shareholders to form a smaller number of outstanding shares.

3. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their Common Shares for other securities, cash or property and the holders of at least 50% of the Common Shares accept such offer, or (iv) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of Common Shares) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of Common Shares of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

4. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of formation, certificate of incorporation, operating agreement, or bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Shares upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

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5. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. REISSUANCE.

(a) Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7. TRANSFER.

(a) Notice of Transfer. The Holder agrees that, if practicable, but without any obligation to do so, it will give written notice to the Company of its intent to transfer this Warrant or any Warrant Shares, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel. If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b) If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

(c) Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Section 5.6 of the Purchase Agreement.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Shares, (B) with respect to any grants, issuances or sales of any shares or other securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares or other property, pro rata to the holders of Common Shares or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

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9. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10. GOVERNING LAW & AGREEMENT TO CONFIDENTIAL ARBITRATION. This Warrant shall be governed and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law. Any dispute or controversy between the Parties relating to or arising out of this Warrant or any amendment or modification hereof shall be determined by confidential arbitration in Wilmington, Delaware administered by the American Arbitration Association under its Commercial Arbitration Rules, other than claims for injunctive relief which shall be adjudicated only by the state and/or federal courts residing in Wilmington, Delaware. In any such arbitration, the Parties shall be permitted to engage in any type of discovery permitted by the Federal Rules of Civil Procedure, including, without limitation, the taking of depositions and the service of document requests, non-party subpoenas and interrogatories. The arbitration award shall be final and binding upon the Parties and judgment may be entered thereon by any court of competent jurisdiction. The service of any notice, process, motion or other document in connection with any arbitration under this Warrant or the enforcement of any arbitration award hereunder may be effectuated either by personal service upon a Party or by certified mail duly addressed to him or it or to his or its executors, administrators, personal representatives, next of kin, successors or assigns, at the last known address or addresses of such Party or Parties. Notwithstanding the foregoing, the request by any Party for specific performance and temporary, preliminary or permanent injunctive relief, whether prohibitive or mandatory, shall not be subject to arbitration and shall be adjudicated only by the state and/or federal courts residing in Wilmington, Delaware. Each Party irrevocably submits to the exclusive jurisdiction of such courts for such purposes, and waives and agrees not to assert in any such proceeding a claim that he or it is not personally subject to the courts referred to above, that the suit or action was brought in an inconvenient forum or that the venue of the suit or action is improper. Pursuant to Delaware Code Section 2708(a), the Parties agree that they are subject to the exclusive jurisdiction of the courts of, or arbitration in, Wilmington, Delaware, and may be served with legal process within the State of Delaware or in any other manner provided by law. In the event any Party institutes any legal proceeding (including arbitration) to enforce the provisions of this Warrant, the court or arbitrator, as applicable, shall require the breaching Party (if any), as finally determined by a court of competent jurisdiction or arbitrator, as applicable, to pay the non-breaching Party’s costs and expenses (including such nonbreaching Party’s reasonable attorneys’ fees and expenses) associated with enforcing this Warrant and collecting any judgment related thereto.

The Holder and the Company acknowledge and agree that the rights of Holder under this Warrant are of a specialized and unique character and that immediate and irreparable damage will result to Holder if the Company fails or refuses to perform his or its obligations under this Warrant or otherwise breaches this Warrant and, notwithstanding an election by Holder to seek a remedy at law, Holder may, in addition to the remedies at law described above, seek equitable relief, including without limitation temporary restraining orders, temporary and permanent injunctions, and specific performance, and such equitable relief may be sought without the necessity of posting a bond or other security. No claimed breach of contract or violation of law by Holder or any of its affiliates shall operate to extinguish the Company’s obligations under Section 10 hereof.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

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12. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Nasdaq” means The Nasdaq Stock Market (www.Nasdaq.com).

(b) “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Nasdaq, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Nasdaq, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Nasdaq, or (iii) if no last trade price is reported for such security by Nasdaq, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets or any other similar domestic or foreign exchange. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during the applicable calculation period.

(c) “Common Share” means the Common Shares of the Company and any other class of securities into which such securities may hereafter be reclassified or changed.

(d) “Common Share Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

(e) “Principal Market” means the primary national securities exchange or over the counter market on which the Common Shares are then traded.

(f) “Market Price” means the highest traded price of the Common Shares during the thirty (30) Trading Days prior to the date of the respective Exercise Notice.

(g) “Trading Day” means (i) any day on which the Common Shares are listed or quoted and traded on its Principal Market, (ii) if the Common Shares are not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

PROPHASE LABS, INC.

By:
Name:	Ted Karkus
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Share Purchase Warrant)

The Undersigned holder hereby exercises the right to purchase _________________ of the Common Shares (“Warrant Shares”) of PROPHASE LABS, INC., a Delaware corporation (the “Company”), evidenced by the attached copy of the Common Share Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	a cash exercise with respect to _________________ Warrant Shares; or
☐	by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder __________________ Warrant Shares in accordance with the terms of the Warrant.

Date: __________________

(Print Name of Registered Holder)

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

For Value Received, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase _______________ Common Shares of PROPHASE LABS, INC., to which the within Common Share Purchase Warrant relates and appoints ____________________, as attorney-in-fact, to transfer said right on the books of ProPhase Labs, Inc. with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: __________________

(Signature) *

(Name)

(Address)

(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Share Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.